Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 15 - SUBSEQUENT EVENTS

a.

On January 4, 2024, the Company issued new unregistered warrants to purchase up to 5,213,104 ADSs in consideration for the immediate exercise at a reduced exercise price of $0.65 per ADS of certain outstanding warrants to purchase up to an aggregate of 2,606,552 ADSs issued by the Company in September 2023 and December 2022, The new warrants have an exercise price of $0.65 per ADS and have a term of exercise equal to three years or five and one-half years, as applicable, based on the term of the exercised warrants, from the date of issuance. The Company received gross proceeds of approximately $1.69 million and a net sum of approximately $1.42, after deduction of underwriter discount and issuance expenses of $275